SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.___)

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

STAAR Surgical Company

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STAAR SURGICAL COMPANY
1911 Walker Avenue
Monrovia, California 91016
May 9, 2005
To Our Stockholders:
      We were pleased to announce on April 28, 2005 that STAAR Surgical Company has expanded our Board of Directors to six members and that our new independent director, Don M. Bailey, has been elected to assume the duties of Chairman of the Board.
      Because these changes affect the matters to be voted on at STAAR’s Annual Meeting of the stockholders, we are providing additional information in the attached Proxy Statement Supplement. We are also providing a Revised Proxy Card to enable stockholders to vote on re-electing Don Bailey to a full three-year term. If you sign and return the Revised Proxy Card, it will revoke and replace any previous proxy you have submitted. If you do not sign and return the Revised Proxy Card, your previous proxy will remain in effect, but it will not include any vote on Don Bailey’s re-election.
      The time and place of the Annual Meeting have not changed. The Annual Meeting will be held on Thursday, May 19, 2005 at 10:00 a.m. (California time) at the Four Points Sheraton, located at 700 West Huntington Drive, Monrovia, California 91016.
      The attached Proxy Statement Supplement and Amended Notice of Meeting should be read in conjunction with the Proxy Statement and Annual Report, which we previously provided.
      Please use this opportunity to take part in the affairs of the Company by voting on the business to come before the Annual Meeting, including the new proposal to re-elect Don Bailey to the Board of Directors. If you are a record holder of STAAR’s Common Stock at the close of business on March 31, 2005, you are eligible to vote on these matters, either personally at the Annual Meeting or by proxy. It is important that your shares be voted, whether or not you plan to attend the Annual Meeting, to ensure the presence of a quorum. Therefore, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting and vote your shares in person for the matters acted on at the Annual Meeting. We look forward to seeing you at the Annual Meeting.

Sincerely,

David Bailey,
President and Chief Executive Officer

STAAR SURGICAL COMPANY
1911 Walker Avenue
Monrovia, California 91016

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:
      The annual meeting of the stockholders of STAAR Surgical Company (the “Annual Meeting”) will be held on Thursday, May 19, 2005 at 10:00 a.m. (California time), at the Four Points Sheraton, located at 700 West Huntington Drive, Monrovia, California 91016, for the following purposes:

1. Election of Director. To elect one person to serve as a Class I director of the Company until the annual meeting of stockholders to be held in 2008, or until his successor has been elected and qualified. The Board of Directors’ nominee is David Bailey.

2. Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2005.

3. Other Business. To transact such other business as properly may come before the Annual Meeting or any continuation, adjournment or postponement thereof.

4. Election of Director. To elect an additional person to serve as a Class I director of the Company until the annual meeting of stockholders to be held in 2008, or until his successor has been elected and qualified. The Board of Directors’ nominee is Don M. Bailey.
      Only persons who are stockholders of record at the close of business on March 31, 2005 (“Stockholders”) will be entitled to notice of and to vote, in person or by proxy, at the Annual Meeting and at any continuation, adjournment or postponement thereof.
      The Proxy Statement Supplement that accompanies this Amended Notice of Annual Meeting of Stockholders, and the Proxy Statement previously distributed to Stockholders, contain additional information regarding the proposals to be considered at the Annual Meeting, and Stockholders are encouraged to read them in their entirety.
      As set forth in the enclosed Proxy Statement Supplement, proxies are being solicited by and on behalf of the Board of Directors of the Company. All proposals set forth above are proposals of the Board of Directors. It is expected that these materials will be first mailed to Stockholders on or about May 9, 2005.
      If you sign and return the Revised Proxy Card, it will revoke and replace any previous proxy you have submitted. If you do not sign and return the Revised Proxy Card, your previous proxy will remain in effect, but it will not include any vote on Proposal No. 4.
      In order to vote on Proposal No. 4, you must submit a Revised Proxy Card or attend the Annual Meeting in person.

      All Stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important. Please complete, date, sign and return the accompanying proxy in the enclosed postage-paid envelope as promptly as possible, whether or not you plan to attend the Annual Meeting. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present. If you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement Supplement.

By Order of the Board of Directors,

Charles S. Kaufman
Secretary
Monrovia, California
May 9, 2005

STAAR SURGICAL COMPANY
1911 Walker Avenue
Monrovia, California 91016

PROXY STATEMENT SUPPLEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 19, 2005

GENERAL INFORMATION
      This Proxy Statement Supplement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of STAAR Surgical Company, a Delaware corporation (referred to as the “Company,” “we,” “our” or “us”), for use at our annual meeting of stockholders (the “Annual Meeting”) to be held at the Four Points Sheraton, located at 700 West Huntington Drive, Monrovia, California 91016 on Thursday, May 19, 2004, at 10:00 a.m. (California time), and at any continuation, adjournment or postponement of the Annual Meeting. Only stockholders of record (the “Stockholders”) at the close of business on March 31, 2005 (the “Record Date”) are entitled to notice of and to vote, in person or by proxy, at the Annual Meeting or any continuation, adjournment or postponement thereof. The Amended Notice of Annual Meeting, this Proxy Statement Supplement and the accompanying proxy card are being mailed to Stockholders on or about May 9, 2005.
      This Proxy Statement Supplement is furnished to provide information related to Proposal No. 4, which has been newly added to the agenda for the Annual Meeting, and to provide information on recent changes to the Board and Management of the Company.
      This Proxy Statement Supplement does not provide all of the information about the Company that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the Proxy Statement for the Annual Meeting previously distributed to Stockholders. This Proxy Statement Supplement is intended to be read in conjunction with the Proxy Statement.
Method of Voting
      Stockholders can vote by proxy or by attending the Annual Meeting and voting in person. A revised proxy card including new Proposal No. 4 (the “Revised Proxy Card”) is enclosed. If you vote by means of the Revised Proxy Card, the Proxy must be completed, signed and dated by you or your authorized representative. The completed Revised Proxy Card may be returned in the postage-paid envelope provided or by facsimile to the Inspectors of Election at (626) 358-3049. David Bailey and Charles S. Kaufman, the designated proxyholders (the “Proxyholders”), are members of the Company’s management. If you hold Common Stock in “street name,” you must either instruct your broker or nominee as to how to vote such shares or obtain a proxy, executed in your favor by your broker or nominee, to be able to vote at the Annual Meeting.

      If you sign and return the Revised Proxy Card, it will revoke and replace any previous proxy you have submitted. If you do not sign and return the Revised Proxy Card, your previous proxy will remain in effect, but it will not include any vote on Proposal No. 4.
          In order to vote on Proposal No. 4, you must submit a Revised Proxy Card or attend the Annual Meeting in person.
      If a Revised Proxy Card or original Proxy Card (a “Proxy”) is properly signed, dated and returned and is not revoked, the Proxy will be voted at the Annual Meeting in accordance with the Stockholder’s instructions indicated on the Proxy. If no instructions are indicated on the Proxy, the Proxy will be voted “FOR” the election of the Board’s nominees, “FOR” ratification of the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2005 and in accordance with the recommendations of the Board as to any other matter that may properly be brought before the Annual Meeting or any continuation, adjournment or postponement thereof.
Revocability of Proxies
      Any Stockholder submitting a Proxy has the power to revoke it at any time before it is exercised. A Stockholder may revoke a Proxy by filing a written revocation, or a duly executed Proxy bearing a later date, with the Company’s Secretary at our principal executive offices located at 1911 Walker Avenue, Monrovia, California 91016 prior to the commencement of the Annual Meeting. A Stockholder may also revoke a Proxy by attending the Annual Meeting and voting in person. Stockholders whose shares are held in “street name” should consult with their broker or nominee concerning the method for revoking their Proxy.
Other Business
      As of the date of this Proxy Statement Supplement, the Board knows of no business to be presented for consideration at the Annual Meeting other than as stated in the Amended Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, including a motion to adjourn the Annual Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board, the Proxyholders intend to vote the shares represented by the Proxies on such matters in accordance with the recommendation of the Board, and the authority to do so is included in the Proxy.
PROPOSAL NO. 4
ELECTION OF DIRECTOR
      It is proposed that the Stockholders elect an additional person to serve as a Class I director of the Company until the annual meeting of stockholders to be held in 2008, or until his successor has been elected and qualified. The Board of Directors’ nominee is Don M. Bailey.
      On April 28, 2005, to expand representation on the Board and adopt currently recommended norms of corporate governance, the Board added an additional seat and provided for the separation of the roles of Chairman of the Board and Chief Executive Officer. To accomplish this, the Board increased its size from five to six members and elected Don Bailey to serve as an independent director in the newly created and vacant seat, and as Chairman of the Board. David Bailey resigned from the position of Chairman of the Board, but continues to serve as a director and as the President and Chief Executive Officer of the Company.
      With the Board’s election of an independent director to serve as Chairman of the Board, the duties formerly performed by the Company’s Lead Director will be assumed by the Chairman of the Board. Accordingly, the position of Lead Director, formerly held by Don Duffy, has been eliminated. Mr. Duffy continues to serve as director and as Chairman of the Audit Committee.

2

      The nominee has indicated his willingness to serve and, unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the Board of Directors’ nominee. If the nominee is unable or unwilling to serve as a director at the time of the Annual Meeting or any continuation, postponement or adjournment thereof, the Proxies will be voted for any other nominee the current Board of Directors designates to fill the vacancy. The Company has no reason to believe that the nominee will be unable or unwilling to serve if elected as a director. The person nominated for election as Class I director who receives the highest number of affirmative votes at the Annual Meeting will be elected.
      David Bailey and Don Bailey are not related.
      Our Bylaws permit the Board of Directors to fix the number of its members, so long as there are no less than three directors and no more than seven directors. At present, the Board of Directors consists of six members. Our Certificate of Incorporation and our Bylaws divide the Board into three classes, with each class to be elected for a three-year term on a staggered basis. The classes are to be as nearly equal in size as possible, and accordingly the holder of the new Board seat is one of two Class I directors, whose terms expire at the Annual Meeting in 2005. The directors will serve their respective terms until re-election, or until their successors have been elected and qualified.
      On the date of this Proxy Statement Supplement, the composition of our Board of Directors is as follows:

		Year When
		Term Expires
		at Annual
Name	Class	Meeting	Board Positions and Committee Memberships

Don M. Bailey	Class I	2005	Chairman Audit Committee Member Nominating, Governance and Compensation Committee Member
David Bailey	Class I	2005
Donald Duffy	Class II	2006	Audit Committee Chairman
Volker D. Anhaeusser	Class II	2006	Audit Committee Member Nominating, Governance and Compensation Committee Member
David Morrison	Class III	2007
David L. Schlotterbeck	Class III	2007	Audit Committee Member Nominating, Governance and Compensation Committee Member
      Because Don Bailey’s initial term as director will expire at the Annual Meeting, new Proposal No. 4 to elect a second Class I director has been added to the agenda for the Annual Meeting. The Board has nominated Don Bailey to be re-elected as a Class 1 director. The Board has authorized this Proxy Statement Supplement to solicit proxies for the Annual Meeting in favor of its nomination of Don Bailey and for its other recommendations for the Annual Meeting. The Board of Directors has not changed its recommendations on Proposals Nos. 1, 2 and 3.

3

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ITS NOMINEE, DON M. BAILEY.
Additional Information Regarding Nominee, Directors and Executive Officers
      Information regarding the business experience of Don Bailey and two recently designated executive officers is provided below. Information concerning our other nominee, directors and officers is included in the Proxy Statement previously distributed to Stockholders.
      Don M. Bailey, Class I Director
       Director since April 2005
       Chairman of the Board since April 28, 2005
       Age 59
      Don Bailey has served as a director since April, 2005. He has served as Chairman of the Board of Comarco, Inc., a provider of wireless test products for the wireless industry and a maker of emergency call box systems and mobile power products for handheld devices from 1998 to 2005. He also served from June 1980 to April 2000 as President of Comarco, Inc. and as its Chief Executive Officer from January 1991 to April 2000. Mr. Bailey earned his Bachelor of Science degree in Mechanical Engineering from Drexel University 1968, his Master of Science degree in Operations Research from the University of Southern California in 1971 and his Master of Business Administration degree from Pepperdine University in 1986.
      Don Bailey is an “independent” director, as that term is defined under Rule 4200A(a)(15) of the National Association of Securities Dealers’ Marketplace Rules. The Board of Directors has designated Mr. Bailey to be a member of the Audit Committee and the Nominating, Governance and Compensation Committee. It is anticipated that he will continue to serve on those committees if re-elected.

Deborah Andrews, Vice President and Principal Accounting Officer Age 48
      Ms. Andrews has served as Vice President and Principal Accounting Officer since April, 2005. She has been employed by STAAR since 1995, serving as Global Controller from 2001 to 2005, Vice President, Finance, of STAAR Surgical AG (Switzerland) from 1999-2001, and Assistant Controller from 1995 to 1999. She previously served as an internal auditor for Bourns, Inc., a maker of electronic components, from 1994 to 1995, and an auditor for KPMG Peat Marwick from 1991-1994. Ms. Andrews earned her Bachelor of Science degree in Accounting from California State University, San Bernardino.

Charles S. Kaufman, Vice President, General Counsel and Secretary Age 50
      Mr. Kaufman has served as Vice President, General Counsel and Secretary since April 2005. From 2001 to 2005 he served as an attorney at the law firm of Sheppard, Mullin, Richter & Hampton, LLP, where he specialized in corporate finance, securities regulation and corporate transactions. From 1994 to 2001 Mr. Kaufman served as an attorney at the law firm of Morrison & Foerster, LLP. Mr. Kaufman earned his Bachelor of Arts degree in English Literature at the University of California at Los Angeles, where he also received his Juris Doctor degree.
      John Bily resigned as the Company’s Chief Financial Officer and Secretary on April 28, 2005.
      None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. Except as set forth above and in the Proxy Statement, there are no family relationships among directors or executive officers of the Company and, as of the date hereof, no directorships are held by any director in a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. The executive officers serve at the discretion of the Board.

4

Compensation of Additional Director
      Directors are elected for three-year terms and are granted options to purchase 60,000 shares of our Common Stock on their election or re-election. On his appointment to the Board of Directors on April 28, 2005, Don Bailey received options to purchase 60,000 shares of our Common Stock at an exercise price of $3.81. These options vest in three equal annual installments, with the first 20,000 shares vesting on the date of grant. Because he was granted options on his recent appointment to the Board of Directors, Mr. Bailey will not receive an additional grant on re-election if he is re-elected at the Annual Meeting.
      The Board of Directors can change the compensation of directors at any time.
ADDITIONAL INFORMATION
      This Proxy Statement Supplement is intended to supplement, and be read in conjunction with, the Proxy Statement for the Annual Meeting previously distributed to stockholders. In addition, our Annual Report on Form 10-K for the fiscal year ending December 31, 2004 contains consolidated financial statements of the Company and its subsidiaries and the reports thereon of BDO Seidman, LLP, the Company’s independent registered public accounting firm. The Company will provide a copy of the Annual Report on Form 10-K or the Proxy Statement upon the written request of any beneficial owner of the Company’s securities as of the Record Date and reimbursement of the Company’s reasonable expenses. Such request should be addressed to the Company c/o Charles S. Kaufman, Corporate Secretary, at 1911 Walker Avenue, Monrovia, California 91016. Exhibits are available at no charge on the SEC’s website, www.sec.gov.
STOCKHOLDERS ARE URGED IMMEDIATELY TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,
STAAR SURGICAL COMPANY

Charles S. Kaufman, Secretary
Monrovia, California
May 9, 2005

5

ANNUAL MEETING OF STOCKHOLDERS OF

STAAR SURGICAL COMPANY

May 19, 2005
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

THIS REVISED PROXY CARD WILL REVOKE AND REPLACE ANY PROXY YOU HAVE
PREVIOUSLY SUBMITTED FOR THE ANNUAL MEETING

Please detach and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN
BLUE OR BLACK INK AS SHOWN HERE ☒

1. ☐	Election of Director FOR THE NOMINEE	NOMINEE ☐ David Bailey	2. Ratification of Independent Registered Public Accounting Firm Ratification of BDO Seidman, LLP as the Company’s Ratification of Independent Registered Public Accounting Firm for the year ending December 30, 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐	WITHHHOLD AUTHORITY FOR THE NOMINEE	3. Other Business
			In their discretion, the proxyholders are authorized to transact such other business as properly may come before the Meeting and any continuation, postponement, or adjournment thereof.	FOR ☐	AGAINST ☐	ABSTAIN ☐
			4. Election of Director: NOMINEE: Don M. Bailey	FOR ☐	WITHHOLD AUTHORITY ☐

The Board of Directors recommends that you vote “FOR” the election of each of the nominees in Proposal No. 1 and Proposal No. 4 and “FOR” the ratification of BDO Seidman, LLP as the Company’s independent registered public accounting firm. All proposals to be acted upon are proposals of the Company. If any other business is properly presented at the Meeting, including, among other things, consideration of a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors, this proxy shall be voted by the proxyholders in accordance with the recommendations of a majority of the Board of Directors. At the date the proxy statement supplement went to press, we did not anticipate any other matters would be raised at the Annual Meeting.
This Proxy will be voted in accordance with the instructions set forth above. If instructions are not given, this Proxy will be treated as a GRANT OF AUTHORITY TO VOTE FOR the election of the directors named above, the ratification of BDO Seidman, LLP as the Company’s independent registered public accounting firm, and in accordance with the recommendations of a majority of the Board of Directors on such other business as may come before the Meeting, including a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

STAAR SURGICAL COMPANY

Proxy For Annual Meeting Of Stockholders

     The undersigned, a stockholder of STAAR SURGICAL COMPANY, a Delaware corporation (the “Company”), hereby appoints David Bailey and Charles S. Kaufman, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of the stockholders of the Company, to be held on May 19, 2005, at 10:00 a.m., and any postponements or adjournments thereof, and in connection herewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote as follows on the reverse side.

(Continued and to be signed on the reverse side)